UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2023

Creek Road Miners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-33383	98-0357690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 E Horizon Ridge Pkwy Ste 110-502 Henderson, NV	89002-7906
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (435) 900-1949

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amended and Restated Merger Agreement

As previously announced by Creek Road, Inc., a Delaware corporation (the “Company”), on October 24, 2022, the Company, Creek Road Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Merger Sub”), and Prairie Operating Co., LLC, a Delaware limited liability company (“Prairie”), entered into an Agreement and Plan of Merger (the “Original Merger Agreement”), pursuant to which, among other things and subject to the terms and conditions contained therein, Merger Sub will merge with and into Prairie, with Prairie surviving and continuing to exist as a Delaware limited liability company and a wholly-owned subsidiary of the Company (the “Merger”).

On May 3, 2023, the Company, Merger Sub and Prairie entered into an Amended and Restated Agreement and Plan of Merger (the “AR Merger Agreement,” and the transactions contemplated thereby, the “Transactions”). The parties entered into the AR Merger Agreement to, among other things:

(i)	remove the reverse stock split of the shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at a ratio between 1-23 and 1-30 that was contemplated to occur as part of a series of restructuring transactions prior to the consummation of a contemplated sale of the Company’s securities to certain investors in a private placement;

(ii)	amend the date by which the AR Merger Agreement may be terminated by either the Company or Prairie if the Merger has not been consummated to on or before September 30, 2023;

(iii)	reflect the terms of the AR Exok Agreement and the PIPE Transaction (each, as defined below); and

(iv)	provide for the assumption of Prairie’s long-term incentive plan by the Company prior to the effective time of the Merger.

The foregoing description of the AR Merger Agreement is a summary of the material changes only, does not purport to be complete, and is qualified in its entirety by reference to the full text of the AR Merger Agreement, which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Amended and Restated Exok Agreement

As previously announced by the Company, on October 24, 2022, Prairie and Exok, Inc., an Oklahoma corporation (“Exok”), entered into a Purchase and Sale Agreement pursuant to which Exok agreed to sell to Prairie, and Prairie agreed to purchase from Exok, certain oil and gas leases, including all of Exok’s right, title and interest in, to and under certain undeveloped oil and gas leases located in Weld County, Colorado, together with certain other associated assets, data and records (the “Exok Assets” and such transaction, the “Exok Transaction”).

On May 3, 2023, Prairie, Exok and the Company entered into an Amended and Restated Purchase and Sale Agreement (the “AR Exok Agreement”) to, among other things:

(i)	reflect that the Exok Assets to be purchased by Prairie for a total amount of $3,000,000 will consist of approximately 3,157 net mineral acres in, on and under approximately 4,494 gross acres;

(ii)	amend the effective date of the conveyance of the Exok Assets to be the date of the closing of the Exok Transaction (the “Exok Closing Date”);

(iii)	remove the issuance of $4,182,000 in total equity consideration to Exok, which consisted of (a) 836,4000 shares of Common Stock and (b) 836,400 warrants to purchase 836,400 shares of Common Stock at an exercise price of $6.00 per share; and

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(iv)	include an option of the Company to purchase, from the Exok Closing Date until the later of (x) the date that is ninety (90) days following the Exok Closing Date and (y) August 15, 2023, approximately 20,327 net mineral acres in, on and under approximately 32,695 additional gross acres from Exok for a purchase price of $22,182,000, payable in (a) $18,000,000 in cash and (b) $4,182,000 in total equity consideration, consisting of (1) a number of shares of Common Stock equal to the quotient of $4,182,000 divided by the volume weighted average price for shares of Common Stock for twenty (20) consecutive trading days ending on the date such option is exercised by the Company and (2) an equal number of warrants to purchase shares of Common Stock.

The foregoing description of the AR Exok Agreement is a summary of the material changes only, does not purport to be complete, and is qualified in its entirety by reference to the full text of the AR Exok Agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

PIPE Transaction

In connection with the execution of the AR Merger Agreement, on May 3, 2023, the Company entered into separate securities purchase agreements (collectively, the “Securities Purchase Agreements”) with a number of investors (the “PIPE Investors”), pursuant to which the PIPE Investors have agreed to purchase, and the Company agreed to sell to the PIPE Investors, an aggregate of $17.3 million of Series D preferred stock, par value $0.0001 per share (“Series D Preferred Stock”), with a stated value of $1,000 per share and convertible to shares of Common Stock at a price of $0.175 per share (the “PIPE Preferred Stock”), and 100% warrant coverage for each of Series A warrants to purchase shares of Common Stock (the “Series A Warrants”) and Series B warrants to purchase shares of Common Stock (the “Series B Warrants” and together with the Series A Warrants, the “PIPE Warrants”), in a private placement (the “PIPE Transaction”).

The PIPE Warrants will be exercisable at a price of $0.21 per share (or $6.00 per share after the consummation of a reverse stock split of the shares of Common Stock at a ratio of 1-28.57142857 (the “Reverse Stock Split”)), subject to adjustments as provided under the terms of the PIPE Warrants. The PIPE Warrants will be exercisable at any time on or after the closing date of the PIPE Transaction (the “PIPE Closing Date”) until the expiration thereof, except that the PIPE Warrants cannot be exercised by a PIPE Investor if, after giving effect thereto, such PIPE Investor would beneficially own more than 4.99% (the “Maximum Percentage”) of the outstanding shares of Common Stock, which Maximum Percentage may be increased or decreased by the PIPE Investor, upon written notice to the Company, to any specified percentage not in excess of 9.99%. The Series A Warrants have a term of one year from the date of issuance, and the Series B Warrants have a term of five years from the date of issuance.

Subject to limited exceptions, a PIPE Investor will not have the right to convert any portion of their PIPE Preferred Stock if such PIPE Investor, together with its affiliates, would beneficially own in excess of 4.99% (or up to 9.99% at the election of the holder) of the number of shares of Common Stock outstanding immediately after giving effect to such conversion.

The Company intends to close the PIPE Transaction immediately after the closing of the Merger. The purpose of the PIPE Transaction is to raise capital to fund the Exok Transaction and expenses related to the Transactions. Any remaining proceeds from the PIPE Transaction will be used to develop the Exok Assets.

Pursuant to the Securities Purchase Agreements, the Company will enter into registration rights agreements (the “Registration Rights Agreements”) with each PIPE Investor pursuant to which the Company will agree to submit to or file with the Securities and Exchange Commission (the “SEC”), within 45 calendar days after the PIPE Closing Date, a registration statement registering the resale of the shares of Common Stock underlying the PIPE Preferred Stock and PIPE Warrants (the “PIPE Resale Registration Statement”), and the Company will use its best efforts to have the PIPE Resale Registration Statement declared effective as promptly as possible after the filing thereof but no later than ninety (90) calendar days (or one hundred twenty (120) calendar days if the SEC notifies the Company that it will review the PIPE Resale Registration Statement) following the PIPE Closing Date.

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The foregoing description of the (i) Securities Purchase Agreements, (ii) the PIPE Preferred Stock, (iii) the PIPE Warrants and (iv) the Registration Rights Agreements is a summary only, does not purport to be complete, and is qualified in its entirety by reference to (a) the form of the Securities Purchase Agreement, which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K, (b) the form of Certificate of Designation, which is included as Exhibit A to the form of Securities Purchase Agreement, (c) the form of Warrants, which is included as Exhibit C to the form of Securities Purchase Agreement, and (d) the form of the Registration Rights Agreement, which is included as Exhibit B to the form of Securities Purchase Agreement, respectively, and each is incorporated by reference into this Item 1.01.

Support Agreements

As of the date of the execution of the AR Merger Agreement, the holders (collectively, the “Holders”) of the Company’s Series B preferred stock, par value $0.0001 per share (“Series B Preferred Stock” and such support agreement, the “Series B Support Agreement”), Series C preferred stock, par value $0.0001 per share (“Series C Preferred Stock” and such support agreement, the “Series C Support Agreements”), 12% senior secured convertible debentures (the “Convertible Debentures” and such support agreement, the “Debenture Support Agreements”) and a $500,000 convertible promissory note (the “Note” and such support agreement, the “Note Support Agreement”) have entered into support agreements (collectively, the “Support Agreements”) with the Company pursuant to which, subject to the terms and conditions of their respective Support Agreements:

(i)	the holders of Series B Preferred Stock and Series C Preferred Stock have agreed to convert their respective Series B Preferred Stock and Series C Preferred Stock into shares of Common Stock, at a conversion price per share at the lower of (x) $0.175 and (y) the per share purchase price in the PIPE Transaction and otherwise pursuant to the terms of the Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock, dated July 16, 2021, and the Certificate of Designation of Preferences, Rights and Limitations of Series C Preferred Stock, dated December 1, 2021, respectively;

(ii)	the holders of the Convertible Debentures have agreed to exchange their respective Convertible Debenture, in full satisfaction of the outstanding principal amount, accrued but unpaid interest and a 30% premium, for (a) an amended and restated debenture (collectively, the “AR Debentures”) in the principal amount of $1,000,000 in substantially the same form as their respective Convertible Debenture, (b) shares of Common Stock and (c) shares of Series D Preferred Stock, and such Series D Preferred Stock shall automatically convert into shares of Common Stock at a price of $0.175 per share immediately after the shares of Common Stock is listed or quoted for trading on the NYSE American securities exchange (or any successor thereto) or any other national securities exchange (the “Uplisting”);

(iii)	the Holders (other than the holder of the Note) have agreed to cancel any outstanding warrants to purchase shares of Common Stock at the time of the Merger without any payment of any consideration to such Holders; and

(iv)	the holder of the Note has agreed (a) to convert 50% of the outstanding and unpaid amount of the Note into shares of Common Stock at a conversion price per share at the lower of (x) $0.175 and (y) the per share purchase price in the Merger or the PIPE Transaction and (b) that the remaining 50% of the outstanding and unpaid amount of the Note will be repaid.

If the Company, at any time prior to the Uplisting, sell, enter into an agreement to sell, or grant any option to purchase, or sell or grant any right to reprice, or otherwise sell or issue shares of Common Stock at a price per share less than $0.175 (such lower price, the “Base Share Price”), subject to adjustment for the Reverse Stock Split, then within 3 business days after the consummation of such issuance, the Company shall issue to the Holders, without further consideration, an additional number of shares of Common Stock equal to the difference between (i) the number of shares of Common Stock that would have been issued to the Holder if their respective conversion prices had equaled the Base Share Price and (ii) the number of shares of Common Stock issued to the Holders pursuant to the conversion of their Series B Preferred Stock, Series C Preferred Stock and Convertible Debentures, as applicable.

Pursuant to the Debenture Support Agreement entered into with Barlock 2019 Fund, LP, Scott D. Kaufman and American Natural Energy Corporation, a Delaware corporation (“ANEC” and such agreement, the “Barlock Debenture Support Agreement”), the Company shall issue to ANEC, 942,858 shares of Common Stock (“ANEC Shares”) at a price per share of $0.175 for an aggregate value of $165,000. No later than five calendar days thereafter, ANEC shall file a motion to dismiss with prejudice the suit filed in the 29th Judicial District Court for the Parish of St. Charles, State of Louisiana, entitled American Natural Energy Corporation, v. Creek Road Miners, Inc. (Case No. 00090829).

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The Support Agreements supersede any prior support or other agreements between the Holders and the Company with respect to the subject matter thereof, including the support agreements executed in connection with the Original Merger Agreement.

The foregoing description of the (i) Series B Support Agreement, (ii) Series C Support Agreements, (iii) Debenture Support Agreements, (iv) AR Debentures and (v) Note Support Agreement is a summary only, does not purport to be complete, and is qualified in its entirety by reference to (a) the Series B Support Agreement, which is attached hereto as Exhibit 10.3 to this Current Report on Form 8-K, (b) the form of Series C Support Agreement, which is attached hereto as Exhibit 10.4 to this Current Report on Form 8-K, (c) the Support Agreement, by and between the Company and Bristol Investment Fund, Ltd., which is attached hereto as Exhibit 10.5 to this Current Report on Form 8-K, and the Barlock Debenture Support Agreement, which is attached hereto as Exhibit 10.6 to this Current Report on Form 8-K, (d) the form of AR Debenture, which is included as Exhibit C to the Debenture Support Agreements, and (e) the Note Support Agreement, which is attached hereto as Exhibit 10.7 to this Current Report on Form 8-K, respectively, and each is incorporated by reference into this Item 1.01.

Lock-up Agreements

In connection with the closing of the Transactions, the Holders will execute lock-up agreements (collectively, the “Lock-up Agreements”) that impose limitations on any sale of shares of Common Stock until 120 days after execution, subject to certain exceptions.

The foregoing description of the Lock-up Agreements does not purport to be complete, and is qualified in its entirety by reference to (a) the form of Lock-up Agreement to be executed by the Holders participating in the PIPE Transaction, which is attached hereto as Exhibit 10.8 to this Current Report on Form 8-K, and (b) the form of Lock-up Agreement to be executed by the Holders not participating in the PIPE Transaction, which is attached hereto as Exhibit 10.9 to this Current Report on Form 8-K, and each is incorporated by reference into this Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of shares of PIPE Preferred Stock and PIPE Warrants, shares of Common Stock pursuant to the conversion of the Series B Preferred Stock, Series C Preferred Stock and Note, shares of Common Stock and Series D Preferred Stock in exchange of the Convertible Debentures and ANEC Shares is incorporated by reference herein. All such shares of PIPE Preferred Stock, PIPE Warrants, shares of Common Stock, Series D Preferred Stock and ANEC Shares will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 8.01	Other Events.

As a result of the Merger, the Company will be renamed Prairie Operating Co. After the closing of the Transactions, the Company expects to commence trading on the OTCQB under the new name and symbol “PROP” and consummate the Reverse Stock Split once FINRA processes the Company’s pending Rule 10b-17 action request pursuant to FINRA Rule 6490.

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Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities and Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the Transactions, the Company’s and Prairie’s ability to consummate the Transactions, including the PIPE Transaction, the benefits of the Transactions, the Company’s future financial performance following the Transactions, as well as the Company’s and Prairie’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Company and Prairie management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company and Prairie disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. The Company and Prairie caution you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company and Prairie. These risks include, but are not limited to, general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to successfully or timely consummate the Transactions or to satisfy the closing conditions, including the failure to realize the anticipated benefits of the Transactions, including as a result of a delay in its consummation; the occurrence of events that may give rise to a right of one or both of the Company and Prairie to terminate the definitive agreements related to the Transactions; the risks related to the growth of the Company’s business and the timing of expected business milestones; and the effects of competition on the Company’s future business. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that neither the Company and Prairie presently know or that the Company and Prairie currently believe are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact the Company’s expectations can be found in the Company’s periodic filings with the SEC, including the Company’s definitive information statement filed with the SEC on November 7, 2022, Annual Report on Form 10-K filed with the SEC on March 31, 2023 and any subsequently filed Quarterly Report on Form 10-Q. The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
2.1*	Amended and Restated Agreement and Plan of Merger, dated as of May 3, 2023, by and among Creek Road Miners, Inc., Creek Road Merger Sub, LLC and Prairie Operating Co., LLC.
10.1*	Amended and Restated Purchase and Sale Agreement, dated as of May 3, 2023, by and among Prairie Operating Co., LLC, Exok, Inc. and Creek Road Miners, Inc.
10.2	Form of Securities Purchase Agreement.
10.3*	Support Agreement (Series B Preferred Stock), dated as of May 3, 2023, by and between Creek Road Miners, Inc. and Bristol Investment Fund, Ltd.
10.4*	Form of Support Agreement (Series C Preferred Stock).
10.5*	Support Agreement (Senior Secured Convertible Debenture), dated as of May 3, 2023, by and between Creek Road Miners, Inc. and Bristol Investment Fund, Ltd.
10.6*	Support Agreement (Senior Secured Convertible Debenture and Series A Preferred Stock), dated as of May 3, 2023, by and among Creek Road Miners, Inc., Barlock 2019 Fund, LP, Scott D. Kaufman and American Natural Energy Corporation.
10.7	Support Agreement (Convertible Promissory Note), dated as of May 3, 2023, by and between Creek Road Miners, Inc. and Creecal Holdings, LLC.
10.8	Form of Lock-up Agreement.
10.9	Form of Lock-up Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREEK ROAD MINERS, INC.

Date: May 4, 2023
	By:	/s/ John D. Maatta
John D. Maatta
Chief Executive Officer

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